EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. §1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Corey M. Horowitz, Chairman and Chief Executive Officer of Network-1 Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2019 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Corey Horowitz
Chief Executive Officer and Chairman
March 20, 2020